UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2017
Date of Report (date of earliest event reported)

 THE BUCKLE, INC.
(Exact name of Registrant as specified in its charter)

Nebraska	001-12951	47-0366193
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

2407 West 24th Street, Kearney, Nebraska	68845-4915
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (308) 236-8491

___________________________________________________________

(Former name, former address and former fiscal year if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).
Emerging growth company  [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

TABLE OF CONTENTS

ITEM 2.02.	Results of Operations and Financial Condition

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

ITEM 9.01(d).	Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 2.02.     Results of Operations and Financial Condition

On May 18, 2017, The Buckle, Inc. announced financial results for the fiscal quarter ended April 29, 2017. The full text of the press release is furnished as Exhibit 99.1 to this report.

The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

ITEM 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

The following information is furnished pursuant to Item 5.02 "Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers." On May 18, 2017, The Buckle, Inc. (the "Company") issued a press release announcing that Karen B. Rhoads, Senior Vice President of Finance and Chief Financial Officer, will retire from her position with the Company later this summer. Ms. Rhoads will continue to serve as a member of the Company's Board of Directors. Ms. Rhoads joined the Company in 1980, working part-time in the corporate office while attending college at Kearney State College (University of Nebraska at Kearney) and, upon graduation, she worked in public accounting before returning to the corporate office in 1987 to lead the Company’s growing finance team.  She was named Vice President of Finance and Chief Financial Officer in April 1991 and Senior Vice President of Finance in March 2014.

The full text of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01(d).     Exhibits

Exhibit 99.1    Press Release Dated May 18, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Buckle, Inc.

Date: May 18, 2017	By: /s/ KAREN B. RHOADS
Name: Karen B. Rhoads
Title: Senior Vice President of Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1    Press Release Dated May 18, 2017